SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Natixis ETF Trust

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October 2017	Your vote is important!

Dear Shareholder:

A special meeting of shareholders of Natixis Funds, Natixis ETFs, and Loomis Sayles Funds (“the Funds”) has been scheduled for Monday, December 4, 2017. Each fund family is served by a common Board of Trustees. The purpose of the special meeting is for shareholders to elect 13 nominees to the Board. Please see the enclosed proxy statement for more detailed information.

Your vote counts

Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes. If we do not receive enough votes to hold the meeting, we will be required to re-solicit shareholders at additional expense to the Funds.

The enclosed proxy statement provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on December 4, 2017 at the offices of NGAM Advisors, L.P., 888 Boylston St., Suite 800, Boston, MA 02199-8197.

Voting options – it’s your choice – it’s easy and convenient.

•	On the Internet – The website is listed on the enclosed proxy card.
•	By phone – Just call the number listed on the enclosed proxy card.
•	By mail – Simply complete and return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience.
•	In person – Vote your shares in person at the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, or telephone or by voting in person.

Thank you for your cooperation in voting on this important proposal.

Sincerely,

David L. Giunta President, Natixis Funds and Natixis ETFs	Kevin P. Charleston President, Loomis Sayles Funds

007CFN046B

1901344.1.1

SH188-1017

NGAM Distribution, L.P. (funds distributor) and Loomis, Sayles & Company, L.P. are affiliated.

ALPS Distributors, Inc. is the distributor for Natixis ETFs. ALPS Distributors, Inc. is not affiliated with NGAM Distribution, L.P.

NGAM Distribution, L.P., 888 Boylston St., Suite 800, Boston, MA 02199-8197

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,

Loomis Sayles Funds I, Loomis Sayles Funds II,

Gateway Trust and Natixis ETF Trust

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 4, 2017

To the Shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust (the “Trusts”):

Notice is hereby given that a Joint Special Meeting of the Shareholders of each Trust will be held at 2:00 p.m. on December 4, 2017 at the offices of NGAM Advisors, L.P., located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197 (the “Meeting”), for the following purposes:

1.	To elect Trustees for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust, with each Trust voting separately; and
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trusts has fixed the close of business on September 15, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees of the Trusts,

RUSSELL KANE,

Secretary

Boston, Massachusetts

October 19, 2017

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).

PROXY STATEMENT

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Natixis ETF Trust

(the “Trusts”)

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

October 19, 2017

Natixis Funds Trust I

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Multi-Asset Income Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Small Cap Value Fund

Natixis Funds Trust II

ASG Dynamic Allocation Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

ASG Tactical U.S. Market Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Vaughan Nelson Select Fund

Vaughan Nelson Value Opportunity Fund

Natixis Funds Trust IV

AEW Real Estate Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2050 Fund

Natixis Sustainable Future 2055 Fund

Natixis Sustainable Future 2060 Fund

Gateway Trust

Gateway Fund

Gateway Equity Call Premium Fund

Loomis Sayles Funds I

Loomis Sayles Core Disciplined Alpha Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Funds II

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small/Mid Cap Growth Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Natixis ETF Trust

Natixis Seeyond International Minimum Volatility ETF

(each a “Fund” and together the “Funds”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

December 4, 2017

This Proxy Statement is also available at

www.proxy-direct.com

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 4, 2017

Each Trust is governed by a Board of Trustees (the “Trustees”), which is responsible for generally overseeing the conduct of Fund business. The Trustees are soliciting proxies from the shareholders of each of the Funds (the “Shareholders”) in connection with a Joint Special Meeting of Shareholders of each Trust (the “Meeting”). The Meeting has been called to be held at 2:00 p.m. on December 4, 2017 at the offices of NGAM Advisors, L.P. (“NGAM Advisors”), 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. The President’s Letter to Shareholders, meeting notice, this Proxy Statement and proxy cards are first being sent to Shareholders of record as of September 15, 2017 (the “Record Date”) beginning on or about October 19, 2017.

The only item of business that the Trustees expect will come before the meeting is to elect thirteen nominees to the Board of Trustees of each Trust.

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Background.

The purpose of this proposal is to elect thirteen nominees to the Board of Trustees of each Trust (together the “Board”). Pursuant to the provisions of each Trust’s current Declaration of Trust, the Trustees have determined that the number of Trustees of each Trust shall be fixed at thirteen. It is intended that the persons named as proxies will vote in favor of the election of all of the thirteen nominees listed below (each a “Nominee” and collectively, the Nominees”), unless such authority has been withheld. Should the Nominees be elected, each Nominee’s term of office will be until his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. If a Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than thirteen or to leave a vacancy in the Board. The required vote is discussed below in “Other Information—Required Vote.”

All of the persons named below as Nominees currently serve as Trustees of the Trusts and have served in that capacity continuously since originally elected or appointed. Mses. Sandra O. Moose and Cynthia L. Walker were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I and Loomis Sayles Funds II at a special meeting held on June 2, 2005, by the sole shareholder of Gateway Trust on October 12, 2007, and by the sole shareholder of Natixis ETF Trust on June 2, 2016. Messrs. Kenneth A. Drucker, Wendell J. Knox, Erik R. Sirri and Peter J. Smail were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust at a special meeting held on May 27, 2010, and by the sole shareholder of Natixis ETF Trust on June 2, 2016. Messrs. Edmond J. English, David L. Giunta and Martin T. Meehan were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust at a special meeting held on March 18, 2013, and by the sole shareholder of Natixis ETF Trust on June 2, 2016. The Trustees listed under “Interested Trustees” are “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trusts by virtue of their affiliation with NGAM Advisors, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) or NGAM Distribution, L.P. (“NGAM Distribution”), the principal underwriter of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. Nominees who have not previously been elected by shareholders, are Messrs. Kevin Charleston, Richard A. Goglia and James P. Palermo, and Ms. Maureen B. Mitchell. The Nominees were recommended by the Independent Trustees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected, and the Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

Section 16 of the 1940 Act provides that vacancies on the Board of Trustees may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the Trustees holding office immediately after the appointment were elected by the shareholders of the Trusts. Because Ms. Mitchell and Messrs. Charleston, Goglia and Palermo were appointed by the Trustees rather than elected by shareholders, the operation of this provision could potentially restrict the ability of the Trustees to appoint new Trustees in the future unless the Nominees are elected by shareholders. The Board believes that it is in the best interests of the Trusts to elect all of the Nominees as Trustees of the Trusts at this time, to avoid the potential expense to shareholders of calling a special meeting of shareholders for the purpose of filling vacancies on the Board at a future time.

Each Fund is a series of one of the Trusts. Natixis Funds Trust I consists of seven series. Natixis Funds Trust II consists of twelve series. Natixis Funds Trust IV consists of eleven series, Gateway Trust consists of two series and Natixis ETF Trust consists of one series. Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust are sometimes referred to as the “Natixis Funds Trusts.” Loomis Sayles Funds I consists of eleven series and Loomis Sayles Funds II consists of nine series. Loomis Sayles Funds I and Loomis Sayles Funds II are sometimes referred to as the “Loomis Sayles Funds Trusts.”

Information About the Nominees.

The Board of Trustees of the Trusts (the “Board”) believes that the Nominees are qualified to continue to serve on the Board and that it is appropriate to nominate them for election by shareholders for the following reasons:

•	Kevin Charleston—Mr. Charleston has over 29 years of experience in the mutual fund industry and significant executive experience, including roles as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Prior to joining Loomis Sayles, he was Senior Vice President and Treasurer at Nvest Companies, L.P. and began his investment industry career in 1988 at The Boston Company. Mr. Charleston has served on the Board since 2015.

•	Kenneth A. Drucker—Mr. Drucker has significant financial services, executive and board experience. He was the lead independent trustee and chairman of the Audit Committee of Gateway Fund for 25 years, independent director of M Fund (mutual funds), independent director and chairman of the Audit Committee of Formica Corporation. Mr. Drucker’s extensive executive experience includes his role as Vice President and Treasurer of Sequa Corporation and experience at a public accounting firm. Mr. Drucker is a Certified Public Accountant and a member of the American Institute of CPAs and the Connecticut Society of CPAs. Mr. Drucker has served on the Board since 2008 and has served as Chairman of the Board since 2017.

•	Edmond J. English—Mr. English has experience as Executive Chairman and as the former Chief Executive Officer of Bob’s Discount Furniture and as the former President and Chief Executive Officer of TJX Companies, Inc. Mr. English currently serves as Chairman of the Board of Trustees at the Boston Medical Center and the Chairman of the Finance Committee on Northeastern University’s board of trustees. Mr. English has served on the Board since 2013.

•	David L. Giunta—Mr. Giunta has over 19 years of experience in the mutual fund industry and significant executive experience, including roles as President and Chief Executive Officer of Natixis Global Asset Management-U.S. and Canada, and various executive roles at Fidelity Investments including with Fidelity Charitable Services, Fidelity Personal Investments and Brokerage Group, Fidelity’s Eastern Region Investor Centers, Fidelity’s Private Wealth Management Products & Services Group and Fidelity Managed Money Group for Personal Investments. Mr. Guinta has served on the Board since 2011.

•	Richard A. Goglia—Mr. Goglia retired at the end of March 2015 as Vice President and Treasurer of Raytheon Company. He joined Raytheon Company in 1997, prior to which he spent 16 years with General Electric Company and GE Capital where his last assignment was as Senior Vice President of GE Capital in its Corporate Finance Group. Mr. Goglia has served on the Board since 2015.

•	Wendell J. Knox—Mr. Knox has significant financial services industry and experience, including serving for 18 years as the President and Chief Executive Officer of Abt Associates, Inc., a research and consulting company, where he is currently serving as a director. Mr. Knox is active in civic affairs, previously and currently serving on the boards of Brigham and Women’s Hospital, Greater Boston Chamber of Commerce, Conference for Community and Justice, Hanover Insurance Group and several other organizations. Mr. Knox has served on the Board since 2009.

•	Martin T. Meehan—Mr. Meehan has experience as President of the University of Massachusetts, represented Massachusetts in the U.S. House of Representatives for 14 years, and served as First Assistant District Attorney of Middlesex County and the Massachusetts Deputy Secretary of State for Securities and Corporations. Mr. Meehan also has experience on the boards of two business organizations. Mr. Meehan has served on the Board since 2012.

•	Maureen B. Mitchell—Ms. Mitchell has significant financial services industry and executive experience. She retired in December 2016 and was formerly President of Global Sales and Marketing at GE Asset Management, Inc. Prior to joining GE Asset Management, Inc., Ms. Mitchell was Global Head of Distribution at Highland Capital Management, L.P. and was a Senior Managing Director, Global Head of Institutional Sales and Client Service at Bear Stearns Asset Management Inc. Ms. Mitchell has served on the Board since July 2017.

•	Sandra O. Moose—Ms. Moose has significant financial services industry and executive experience. She is a senior advisor of the Boston Consulting Group and has been a director since 1975 and was a Senior Vice President until 2004. Prior to joining Boston Consulting Group in 1968, she worked with the Federal Deposit Insurance Corporation, the Federal Reserve Bank of Boston and as a member of the faculty of Harvard University. She is also a director or trustee of various charitable organizations, including the Museum of Fine Arts in Boston, the Huntington Theatre, and the Boston Public Library. Ms. Moose has served on the Board since 1982.

•	James P. Palermo—Mr. Palermo has significant financial services industry and executive experience, including roles as Chief Executive Officer of client management and asset servicing at BNY Mellon, where he spent 27 years. Mr. Palermo is the founding partner of the private equity firm Breton Capital Management, LLC. He also serves on the Advisory Board of Financial Recovery Technologies, LLC and the Board of the University of Massachusetts Amherst Foundation. Mr. Palermo has served on the Board since 2016.

•	Erik R. Sirri—Mr. Sirri had extensive experience at the U.S. Securities and Exchange Commission as the Director of the Division of Trading and Markets from 2006 to 2009 and he served as the Chief Economist from 1996-1999. Mr. Sirri’s academic experience includes his current role as a professor of finance at Babson College and his position as an assistant professor of finance at the Harvard Business School for 6 years. Mr. Sirri has served on the Board since 2009.

•	Peter J. Smail—Mr. Smail has over 20 years of experience in the mutual fund industry and significant executive experience, including roles as President of Fidelity Investment’s defined contribution business, as well as President and Chief Executive Officer of Pyramis Global Advisers at Fidelity Investments. Mr. Smail currently serves as the trustee of the Employee Benefit Research Institute and serves on the board of directors of Fidelity Management Trust Company, Fidelity Investments-Canada and Pyramis Global Advisors. Mr. Smail has served on the Board since 2009.

•	Cynthia L. Walker—Ms. Walker serves as Deputy Dean for Finance & Administration at the Yale University School of Medicine. Prior to her current position at Yale, Ms. Walker was at Harvard Medical School for 24 years serving as Executive Dean for Administration and earlier as Dean for Finance/Chief Financial Officer. Ms. Walker began her professional career with Coopers & Lybrand where she managed numerous university and non-profit engagements and is a Certified Public Accountant. Ms. Walker has served on the Board since 2005.

The following table provides information about the Nominees, including information about their principal occupations during the past five years, information about other directorships held at public companies or investment companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. For the purposes of this table and this Proxy Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust, and the term “Interested Trustee” means those Trustees who are “interested persons” of the relevant Trust. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Kenneth A. Drucker (1945)

Chairperson of the Board since January 2017

Trustee since 2008 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee

Retired	53 None	Significant
experience on
the Board and
on the boards
of other
business
organizations
(including at
investment
companies);
executive
experience
(including as
treasurer of an
aerospace,
automotive,
and metal
manufacturing
corporation)
Edmond J. English (1953)

Trustee since 2013 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Audit Committee Member

		Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Richard A. Goglia (1951)

Trustee since 2015 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Audit Committee Member

		Retired; formerly, Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)
Wendell J. Knox (1948)

Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Contract Review Committee

Member and Governance Committee Member

Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant
experience on
the Board and on
the boards of
other business
organizations
(including at a
bank and at a
property and
casualty
insurance firm);
executive
experience
(including roles
as president and
chief executive
officer of a
consulting
company)
Martin T. Meehan (1956)

Trustee since 2012 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Contract Review Committee Member

President, University of Massachusetts; formerly, Chancellor and faculty member at University of Massachusetts Lowell	53 None	Experience on
the Board and on
the boards of
other business
organizations;
experience as
President of the
University of
Massachusetts;
government
experience
(including as a
member of the
U.S. House of
Representatives);
academic
experience

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell[5] (1951)

Trustee since 2017 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust

Contract Review Committee Member

		Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)
Sandra O. Moose (1942)

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust; since 2016 for Natixis ETF Trust

Audit Committee Member and Governance Committee Member

President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant
experience on the
Board and on the
boards of other
business
organizations
(including at a
telecommunications
company, an
international power
company and a
specialty chemicals
corporation);
executive
experience
(including at a
management
consulting
company)
James P. Palermo (1955)

Trustee since 2016 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust

Contract Review Committee Member

		Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board: financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Erik R. Sirri (1958)

Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Chairperson of the Audit Committee

		Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)

Trustee since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Chairperson of the Contract Review Committee and Governance Committee Member

		Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)
Cynthia L. Walker (1956)

Trustee since 2005 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

Chairperson of the Governance Committee and Audit Committee Member

		Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111

Trustee since 2015 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2016 for Natixis ETF Trust

President and Chief Executive Officer of Loomis Sayles Funds I since 2015

		President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)

Trustee since 2011 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust; since 2015 for Natixis ETF Trust

President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust, President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; President and Chief Executive Officer of Natixis ETF Trust since 2011; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Global Asset Management, U.S. and Canada; President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The Chairperson of the Board is appointed for a three-year term.

[2]	The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”) and, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).
[3]	Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
[4]	Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Global Asset Management, U.S. and Canada and President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

Each Trustee serves until retirement, resignation or removal from the Board of Trustees. If a vacancy exists for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees unless, as in the current situation, the Trustees believe it would be appropriate to hold such a meeting.

The Board of Trustees of the Trusts is currently composed of two Interested and eleven Independent Trustees. The total number of meetings of the Board of Trustees for each Trust’s last fiscal year is listed in the following table. For each Trust, all the current Trustees who served on the Board during the entirety of each Trust’s last fiscal year attended at least 75% of the Board and relevant committee meetings held during each Trust’s last fiscal year.

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust Natixis ETF Trust	December 31, 2016	7

Natixis Funds Trust IV	January 31, 2017	6

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2017	6

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.

Information About the Officers.

The table below provides certain information about the officers of the Trusts, including their ages, positions, terms of office and length of time served, and principal occupations during the past five years. Except as noted, the business address of each officer is 888 Boylston Street, Suite 800, Boston, MA 02199-8197.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE TRUSTS
Russell L. Kane (1969)	Secretary, Clerk, and Chief Legal Officer	Secretary, Clerk and Chief Legal Officer since 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.
Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

Leadership and Structure of the Board.

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of thirteen Trustees, eleven of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Board, the Audit Committee, the Contract Review Committee and the Governance Committee, each of which consists solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

Standing Board Committees.

The Contract Review Committee of each Trust consists solely of Independent Trustees and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between each Trust and its investment adviser.

The total number of meetings of the Contract Review Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust Natixis ETF Trust	December 31, 2016	5

Natixis Funds Trust IV	January 31, 2017	5

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2017	5

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.

The Governance Committee of each Trust consists solely of Independent Trustees and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, NGAM Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199-8197. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement or shareholder report with respect to a Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The total number of meetings of the Governance Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust Natixis ETF Trust	December 31, 2016	5

Natixis Funds Trust IV	January 31, 2017	5

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2017	6

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.

The Audit Committee of each Trust consists solely of Independent Trustees and considers matters relating to the scope and results of each Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. The Audit Committee also reviews and monitors compliance with stated investment objectives and policies and regulations of the U.S. Securities and Exchange Commission, as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting or internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters.

The total number of meetings of the Audit Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust Natixis ETF Trust	December 31, 2016	4

Natixis Funds Trust IV	January 31, 2017	4

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2017	5

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.

The current membership of each committee is as follows:

Audit Committee	Contract Review	Governance Committee
Erik Sirri – Chairperson	Peter Smail – Chairperson	Cynthia L. Walker – Chairperson
Edmond J. English	Wendell J. Knox	Wendell J. Knox
Richard A. Goglia	Martin T. Meehan	Sandra O. Moose
Sandra O. Moose	Maureen B. Mitchell	Peter J. Smail
Cynthia L. Walker	James P. Palermo

As chairperson of the Board of Trustees, Mr. Drucker is an ex officio member of each Committee.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and NGAM Distribution. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his or her review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees.

The following tables set forth the dollar range of shares of each Trust beneficially owned by each Trustee in (i) each Fund and (ii) all of the Funds in the Trusts, as of December 31, 2016.

Independent Trustees

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia	Wendell J. Knox[2]	Martin T. Meehan	Maureen B. Mitchell[3]
Natixis Funds Trust I
Loomis Sayles Core Plus Bond Fund	A	A	A	A	A	N/A
Loomis Sayles Multi-Asset Income Fund	A	A	A	A	A	N/A
Mirova Global Green Bond Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Mirova Global Sustainable Equity Fund	A	A	A	A	A	N/A
Natixis Oakmark International Fund	A	E	A	E	A	N/A
Natixis U.S. Equity Opportunities Fund	E	A	C	A	E	N/A
Vaughan Nelson Small Cap Value Fund	A	A	A	A	A	N/A
Natixis Funds Trust II						N/A
ASG Dynamic Allocation Fund	A	A	A	A	A	N/A
ASG Global Alternatives Fund	A	A	A	A	A	N/A
ASG Managed Futures Strategy Fund	A	A	A	A	A	N/A
ASG Tactical U.S. Market Fund	A	A	A	A	A	N/A
Loomis Sayles Global Growth Fund	A	A	A	A	A	N/A
Loomis Sayles Strategic Alpha Fund	A	A	A	A	A	N/A
Loomis Sayles Dividend Income Fund	A	A	A	A	A	N/A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	A	A	A	A	A	N/A
McDonnell Intermediate Municipal Bond Fund	A	A	A	A	A	N/A
Natixis Oakmark Fund	A	A	A	A	A	N/A
Vaughan Nelson Select Fund	A	A	C	A	A	N/A
Vaughan Nelson Value Opportunity Fund	A	A	A	A	A	N/A

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia	Wendell J. Knox[2]	Martin T. Meehan	Maureen B. Mitchell[3]
Natixis Funds Trust IV						N/A
AEW Real Estate Fund	A	A	C	A	A	N/A
Natixis Sustainable Future 2015 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2020 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2025 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2030 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2035 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2040 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2045 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2050 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2055 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2060 Fund*	N/A	N/A	N/A	N/A	N/A	N/A
Loomis Sayles Funds I						N/A
Loomis Sayles Core Disciplined Alpha Bond Fund	A	A	A	A	A	N/A
Loomis Sayles Bond Fund	A	A	A	E	A	N/A
Loomis Sayles Fixed Income Fund	A	A	A	A	A	N/A
Loomis Sayles Global Bond Fund	A	A	A	A	A	N/A
Loomis Sayles High Income Opportunities Fund	A	A	A	A	A	N/A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A	N/A
Loomis Sayles Institutional High Income Fund	A	A	A	A	A	N/A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A	C	A	N/A

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Kenneth A. Drucker	Edmond J. English[2]	Richard A. Goglia	Wendell J. Knox[2]	Martin T. Meehan	Maureen B. Mitchell[3]
Loomis Sayles Investment Grade Fixed Income Fund	A	A	A	A	A	N/A
Loomis Sayles Securitized Asset Fund	A	A	A	A	A	N/A
Loomis Sayles Small Cap Value Fund	A	A	A	A	A	N/A
Loomis Sayles Funds II						N/A
Loomis Sayles Global Equity and Income Fund	A	A	A	A	E	N/A
Loomis Sayles Growth Fund	A	A	A	E	A	N/A
Loomis Sayles High Income Fund	A	A	A	A	A	N/A
Loomis Sayles Investment Grade Bond Fund	A	E	C	A	A	N/A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A	A	A	N/A
Loomis Sayles Small Cap Growth Fund	A	A	A	E	A	N/A
Loomis Sayles Small/Mid Cap Growth	A	A	A	A	A	N/A
Loomis Sayles Strategic Income Fund	A	E	A	A	A	N/A
Loomis Sayles Value Fund	A	A	A	A	A	N/A
Gateway Trust						N/A
Gateway Equity Call Premium Fund	A	A	A	A	A	N/A
Gateway Fund	E	A	A	A	A	N/A
Natixis ETF Trust						N/A
Natixis Seeyond International Minimum Volatility ETF	A	A	A	A	A	N/A
N/A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies	E	E	E	E	E	N/A

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Sandra O. Moose	James P. Palermo	Erik R. Sirri[2]	Peter J. Smail	Cynthia L. Walker[2]
Natixis Funds Trust I
Loomis Sayles Core Plus Bond Fund	A	A	A	A	A
Loomis Sayles Multi-Asset Income Fund	A	A	A	A	A
Mirova Global Green Bond Fund*	N/A	N/A	N/A	N/A	N/A
Mirova Global Sustainable Equity Fund	A	A	A	A	A
Natixis Oakmark International Fund	E	A	E	A	A
Natixis U.S. Equity Opportunities Fund	A	A	A	A	A
Vaughan Nelson Small Cap Value Fund	A	A	A	A	A
Natixis Funds Trust II
ASG Dynamic Allocation Fund	A	A	A	A	A
ASG Global Alternatives Fund	A	E	A	A	E
ASG Managed Futures Strategy Fund	A	C	A	A	A
ASG Tactical U.S. Market Fund	A	A	A	A	A
Loomis Sayles Global Growth Fund	A	A	A	A	A
Loomis Sayles Strategic Alpha Fund	A	A	A	A	A
Loomis Sayles Dividend Income Fund	A	A	A	A	A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	A	A	A	E	A
McDonnell Intermediate Municipal Bond Fund	A	A	A	A	A
Natixis Oakmark Fund	A	A	A	A	A
Vaughan Nelson Select Fund	A	A	A	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A	A	A
Natixis Funds Trust IV
AEW Real Estate Fund	A	A	A	A	A
Natixis Sustainable Future 2015 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2020 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2025 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2030 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2035 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2040 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2045 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2050 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2055 Fund*	N/A	N/A	N/A	N/A	N/A
Natixis Sustainable Future 2060 Fund*	N/A	N/A	N/A	N/A	N/A

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Sandra O. Moose	James P. Palermo	Erik R. Sirri[2]	Peter J. Smail	Cynthia L. Walker[2]
Loomis Sayles Funds I
Loomis Sayles Core Disciplined Alpha Bond Fund	A	A	A	A	A
Loomis Sayles Bond Fund	E	A	A	A	A
Loomis Sayles Fixed Income Fund	A	A	E	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A	E	A	A
Loomis Sayles Securitized Asset Fund	A	A	A	A	A
Loomis Sayles Small Cap Value Fund	A	A	A	A	A
Loomis Sayles Funds II
Loomis Sayles Global Equity and Income Fund	A	A	A	A	A
Loomis Sayles Growth Fund	A	A	A	A	A
Loomis Sayles High Income Fund	A	A	A	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	A	A	A
Loomis Sayles Small/Mid Cap Growth	A	A	A	A	A
Loomis Sayles Strategic Income Fund	A	A	A	E	E
Loomis Sayles Value Fund	A	A	A	A	E
Gateway Trust
Gateway Equity Call Premium Fund	A	A	A	A	A
Gateway Fund	A	A	A	A	E
Natixis ETF Trust
Natixis Seeyond International Minimum Volatility ETF	A	A	A	A	A

Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies	E	E	E	E	E

Interested Trustees

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Kevin P. Charleston	David L. Giunta
Natixis Funds Trust I
Loomis Sayles Core Plus Bond Fund	E	A
Loomis Sayles Multi-Asset Income Fund	A	B
Mirova Global Green Bond Fund*	N/A	N/A
Mirova Global Sustainable Equity Fund	A	A
Natixis Oakmark International Fund	A	A
Natixis U.S. Equity Opportunities Fund	A	A
Vaughan Nelson Small Cap Value Fund	A	A
Natixis Funds Trust II
ASG Dynamic Allocation Fund	A	A
ASG Global Alternatives Fund	A	A
ASG Managed Futures Strategy Fund	A	B
Loomis Sayles Global Growth Fund	A	A
Loomis Sayles Strategic Alpha Fund	A	A
Loomis Sayles Dividend Income Fund	A	A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	E	A
McDonnell Intermediate Municipal Bond Fund	A	A
Natixis Oakmark Fund	A	A
Vaughan Nelson Select Fund	A	A
Vaughan Nelson Value Opportunity Fund	A	B
Natixis Funds Trust IV
AEW Real Estate Fund	A	A
Natixis Sustainable Future 2015 Fund*	N/A	N/A
Natixis Sustainable Future 2020 Fund*	N/A	N/A
Natixis Sustainable Future 2025 Fund*	N/A	N/A
Natixis Sustainable Future 2030 Fund*	N/A	N/A
Natixis Sustainable Future 2035 Fund*	N/A	N/A
Natixis Sustainable Future 2040 Fund*	N/A	N/A
Natixis Sustainable Future 2045 Fund*	N/A	N/A
Natixis Sustainable Future 2050 Fund*	N/A	N/A
Natixis Sustainable Future 2055 Fund*	N/A	N/A
Natixis Sustainable Future 2060 Fund*	N/A	N/A

Dollar Range of Equity Securities Owned by Each Trustee[1]
Name of Fund	Kevin P. Charleston	David L. Giunta
Loomis Sayles Funds I
Loomis Sayles Core Disciplined Alpha Bond Fund	A	A
Loomis Sayles Bond Fund	E	A
Loomis Sayles Fixed Income Fund	A	A
Loomis Sayles Global Bond Fund	D	A
Loomis Sayles High Income Opportunities Fund	A	A
Loomis Sayles Inflation Protected Securities Fund	E	A
Loomis Sayles Institutional High Income Fund	A	B
Loomis Sayles Intermediate Duration Bond Fund	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A
Loomis Sayles Securitized Asset Fund	A	A
Loomis Sayles Small Cap Value Fund	E	A
Loomis Sayles Funds II
Loomis Sayles Global Equity and Income Fund	E	A
Loomis Sayles Growth Fund	E	A
Loomis Sayles High Income Fund	A	A
Loomis Sayles Investment Grade Bond Fund	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A
Loomis Sayles Small Cap Growth Fund	E	A
Loomis Sayles Small/Mid Cap Growth Fund	A	A
Loomis Sayles Strategic Income Fund	A	A
Loomis Sayles Value Fund	E	A
Gateway Trust
Gateway Equity Call Premium Fund	A	A
Gateway Fund	E	E
Natixis ETF Trust
Natixis Seeyond International Minimum Volatility ETF	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies	E	E

[1]	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000

[2]	Amounts include notional amounts held through the Trustees’ deferred compensation plan.
[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.
*	The Fund commenced operations on February 28, 2017.

To the knowledge of the Trusts, as of December 31, 2016, Independent Trustees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

The Trusts pay no compensation to their officers or to Trustees who are employees, officers or directors of NGAM Advisors, NGAM Distribution, or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he or she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, NGAM Distribution, or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, NGAM Distribution, or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Chairperson of the Contract Review Committee each receive an additional retainer fee at an annual rate of $17,500. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of $10,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust do not provide pension or retirement benefits to Trustees, but have adopted a deferred compensation plan under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees. The tables showing the Trustees’ compensation are attached as Appendix C to this Proxy Statement.

Independent Registered Public Accounting Firm.

At the regular meeting of the Board of Trustees on November 17, 2016, PricewaterhouseCoopers LLP (“PwC”) was selected and approved by the Board of Trustees for the series of Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Funds Trust I with the fiscal year ending September 30, 2017, for the series of Natixis Funds Trust II with the fiscal year ending November 30, 2017 and for the Loomis Sayles Core Disciplined Alpha Bond Fund, a newly organized series of Loomis Sayles Funds I, with the fiscal year ending September 30, 2017, the Natixis Sustainable Future

Funds, each a newly organized series of Natixis Funds Trust IV with a fiscal year ending January 31, 2018, and the Mirova Global Green Bond Fund, a newly organized series of Natixis Funds Trust I with a fiscal year ending December 31, 2017 to serve as the independent registered public accounting firm. At the regular meeting of the Board of Trustees on March 9, 2017, PwC was selected and approved by the Board of Trustees for the series of Natixis Funds Trust I (except Loomis Sayles Core Plus Bond Fund and Mirova Global Green Bond Fund), Natixis Funds Trust II (except Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund), Gateway Trust and the Natixis ETF Trust with a fiscal year ending December 31, 2017 and for the series of Natixis Funds Trust IV (except Natixis Sustainable Future Funds) with the fiscal year ending January 31, 2018 to serve as the independent registered public accounting. If requested by any Shareholder at a reasonable time before the Meeting, a representative of PwC will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. PwC is located at 101 Seaport Blvd., Boston, MA 02110.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Trusts in each of the last two fiscal years.

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Natixis Funds Trust I*
September 30, 2016	$43,333	$950	$8,024	$—
September 30, 2015	$42,693	$920	$7,905	$—
Natixis Funds Trust I*
December 31, 2016	$165,763	$319	$87,587	$—
December 31, 2015	$171,554	$368	$70,677	$—
Natixis Funds Trust II**
November 30, 2016	$193,194	$306	$45,878	$—
November 30, 2015	$195,917	$242	$43,894	$—
Natixis Funds Trust II**
December 31, 2016	$403,304	$1,536	$126,561	$—
December 31, 2015	$471,113	$1,144	$118,264	$—
Natixis Funds Trust IV***
January 31, 2017	$49,367	$34	$15,703	$—
January 31, 2016	$48,637	$31	$15,471	$—
Gateway Trust
December 31, 2016	$81,644	$1,380	$17,490	$—
December 31, 2015	$80,438	$1,050	$17,232	$—

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Loomis Sayles Funds I
September 30, 2016	$435,208	$13,478	$80,676	$—
September 30, 2015	$428,778	$3,970	$142,086	$—
Loomis Sayles Funds II
September 30, 2016	$377,341	$4,498	$80,572	$—
September 30, 2015	$364,796	$4,574	$130,087	$—
Natixis ETF Trust****
December 31. 2016	$35,096	$—	$13,034	$—

[1]	Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.
[2]	Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.
[3]	Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.
[4]	All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Four series of Natixis Funds Trust II, Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	The Natixis Sustainable Future Funds commenced operations on February 28, 2017.
****	The one series of the Trust, Natixis Seeyond International Minimum Volatility ETF, commenced operations on October 21, 2016.

On an annual basis, the Treasurer of the Funds submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be rendered to the Funds that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the maximum fees that can be paid for each service without further approval and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If, subsequent to the annual pre-approval of services by the Audit Committee, the Funds or one of their affiliates determine that they would like to engage the Funds’ independent auditors to perform a service not already pre-approved, the Funds or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

If, in the opinion of the Treasurer of the Funds, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Board, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax services, the approval of a majority of the Audit Committee is required to pre-approve the engagement. The Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth in the table above that were approved pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C) was zero.

The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to each Trust and to their respective investment advisers (including the subadvisers who are affiliates of NGAM Advisors) and any other entity controlling, controlled by or under common control with an investment adviser that provides services to a Trust during each of the last two fiscal years.

Trust and Fiscal Year Ended	Non-Audit Fees
Natixis Funds Trust I*
September 30, 2016	$119,120
September 30, 2015	$50,066
Natixis Funds Trust I*
December 31, 2016	$466,785
December 31, 2015	$257,566

Trust and Fiscal Year Ended	Non-Audit Fees
Natixis Funds Trust II**
November 30, 2016	$119,934
November 30, 2015	$50,066
Natixis Funds Trust II**
December 31, 2016	$466,785
December 31, 2015	$355,914
Natixis Funds Trust IV***
January 31, 2017	$127,500
January 31, 2016	$169,178
Gateway Trust
December 31, 2016	$82,978
December 31, 2015	$41,200
Loomis Sayles Funds I
September 30, 2016	$119,120
September 30, 2015	$50,066
Loomis Sayles Funds II
September 30, 2016	$119,120
September 30, 2015	$50,066
Natixis ETF Trust****
December 31, 2016	$82,978

*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Four series of Natixis Funds Trust II, Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	The Natixis Sustainable Future Funds commenced operations on February 28, 2017.
****	The one series of the Trust, Natixis Seeyond International Minimum Volatility ETF, commenced operations on October 21, 2016.

In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s auditors, whether PwC’s provision of the non-audit services covered in the table above under “Non-Audit Fees” to the Funds, the investment advisers and certain related other parties are compatible with maintaining the independence of PwC as the Funds’ principal accountants.

Nomination and Election of Trustees By Shareholders.

The Agreement and Declaration of Trust of each Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. As mentioned above under “Standing Board Committees,” the duties of each Trust’s Governance Committee include the consideration and recommendation to the Independent Trustees and the full Board of candidates for election as Independent Trustees. This Committee will consider recommendations from shareholders that comply with the requirements discussed above. The charter of the Governance Committee is attached as Appendix A to this Proxy Statement.

The Governance Committee will, when a vacancy on the Board of Trustees exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund that is submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Russell Kane, Secretary, NGAM Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199-8197. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Trust(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date, if any, specified for receipt of shareholder proposals in any applicable proxy statement or shareholder report with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

When nominating an individual to fill a vacancy on a Fund’s Board, the Governance Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Fund counsel, and counsel to the Independent Trustees, as well as shareholders of the Funds in accordance with the procedures described above. The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Committee for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes, such considerations will vary based on the Board’s existing composition. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process.

In evaluating nominees for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Funds; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment to and ability to devote the necessary time and energy to be an effective independent trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Funds and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill trustee fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Funds; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Governance Committee may conduct personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

The nomination and evaluative process used by the Governance Committee is intended to result in a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders.

Shareholder Communications with the Board.

Shareholders may mail written communications to the Board of Trustees, addressed as follows:

To the Attention of the Board of Trustees

c/o Russell Kane, Secretary

NGAM Advisors, L.P.

888 Boylston Street, Suite 800, Boston, MA 02199-8197

A shareholder’s written communication must (i) be signed by the shareholder, (ii) include the shareholder’s name and address, (iii) identify the Fund(s) to which it relates and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. Shareholders may also email communications to the Board of Trustees to secretaryofthefunds@ngam.natixis.com, provided, however, that communications regarding recommendations for Trustee candidates may not be submitted by email and must instead be submitted as described above.

The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. Except with respect to shareholder recommendations regarding candidates for the Board, the Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund’s investment adviser, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

The Board of Trustees believes that the election of each Nominee is in the best interests of shareholders of the Trusts. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Nominee.

Important Notice Regarding Delivery of Shareholder Documents

In our continuing effort to reduce your Fund’s expenses and the amount of mail that you receive from the Funds, we will mail only a single copy of prospectuses, proxy statements, Notice of Internet Availability of Proxy Materials and financial reports to your household when more than one family member owns the same fund or funds. Additional copies may be obtained by calling 800-225-5478.

This program will be in effect until you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each member of your household in the future, please call us and we will resume separate mailings within 30 days of your request.

II. OTHER INFORMATION

Investment Advisers and Subadvisers.

The following table lists each Fund’s investment adviser and, where applicable, subadviser(s). Information about the advisers and subadvisers is provided after the table.

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust I	Loomis Sayles Core Plus Bond Fund	Loomis Sayles	N/A
Natixis Funds Trust I	Loomis Sayles Multi-Asset Income Fund	NGAM Advisors	Loomis Sayles
Natixis Funds Trust I	Mirova Global Green Bond Fund	Natixis Asset Management U.S., LLC	N/A
Natixis Funds Trust I	Mirova Global Sustainable Equity Fund	Natixis Asset Management U.S., LLC	N/A
Natixis Funds Trust I	Natixis Oakmark International Fund	NGAM Advisors	Harris Associates L.P.
Natixis Funds Trust I	Natixis U.S. Equity Opportunities Fund	NGAM Advisors	Harris Associates L.P. Loomis Sayles
Natixis Funds Trust I	Vaughan Nelson Small Cap Value Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust II	ASG Dynamic Allocation Fund	AlphaSimplex Group, LLC	N/A
Natixis Funds Trust II	ASG Global Alternatives Fund	AlphaSimplex Group, LLC	N/A
Natixis Funds Trust II	ASG Managed Futures Strategy Fund	AlphaSimplex Group, LLC	N/A
Natixis Funds Trust II	ASG Tactical U.S. Market Fund	AlphaSimplex Group, LLC	NGAM Advisors
Natixis Funds Trust II	Loomis Sayles Dividend Income Fund	Loomis Sayles	N/A
Natixis Funds Trust II	Loomis Global Growth Fund	Loomis Sayles	N/A
Natixis Funds Trust II	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Loomis Sayles	N/A

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust II	Loomis Sayles Strategic Alpha Fund	Loomis Sayles	N/A
Natixis Funds Trust II	McDonnell Intermediate Municipal Bond Fund	NGAM Advisors	McDonnell Investment Management, LLC
Natixis Funds Trust II	Natixis Oakmark Fund	NGAM Advisors	Harris Associates L.P.
Natixis Funds Trust II	Vaughan Nelson Select Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust II	Vaughan Nelson Value Opportunity Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust IV	AEW Real Estate Fund	AEW Capital Management, L.P.	N/A
Natixis Funds Trust IV	Natixis Sustainable Future 2015 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2020 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2025 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2030 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2035 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2040 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2045 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust IV	Natixis Sustainable Future 2050 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2055 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Natixis Funds Trust IV	Natixis Sustainable Future 2060 Fund	NGAM Advisors	Natixis Asset Management, U.S., LLC Wilshire Associates Incorporated
Gateway Trust	Gateway Equity Call Premium Fund	Gateway Investment Advisers, LLC	N/A
Gateway Trust	Gateway Fund	Gateway Investment Advisers, LLC	N/A
Loomis Sayles Funds I	Loomis Sayles Core Disciplined Alpha Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Global Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles High Income Opportunities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Institutional High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Intermediate Duration Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Investment Grade Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Securitized Asset Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Small Cap Value Fund	Loomis Sayles	N/A

Trust	Fund	Adviser	Subadviser(s)
Loomis Sayles Funds II	Loomis Sayles Global Equity and Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Investment Grade Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Limited Term Government and Agency Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Small Cap Growth	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Small/Mid Cap Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Strategic Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Value Fund	Loomis Sayles	N/A
Natixis ETF Trust	Natixis Seeyond International Minimum Volatility ETF	NGAM Advisors	Natixis Asset Management, U.S., LLC

NGAM Advisors is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197.

Natixis Asset Management, U.S., LLC is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197.

Loomis, Sayles & Company, L.P. is located at One Financial Center, Boston, Massachusetts 02111.

AEW Capital Management, L.P. is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

AlphaSimplex Group LLC is located at 255 Main Street, Cambridge, Massachusetts 02142.

Gateway Investment Advisers, LLC is located at 312 Walnut Street, Cincinnati, Ohio 45202.

Harris Associates L.P. is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60602.

McDonnell Investment Management, LLC is located at 18 W. 140 Butterfield Road, Oakbrook Terrace, Illinois 60181.

Vaughan Nelson Investment Management, L.P. is located at 600 Travis Street, Suite 6300, Houston, Texas 77002.

Wilshire Associates Incorporated is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401

Principal Underwriters.

NGAM Distribution, L.P., located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, is the principal underwriter for the Funds (except Natixis Seeyond International Minimum Volatility ETF).

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the principal underwriter for the Natixis Seeyond International Minimum Volatility ETF.

Administrator and Advisory Administrator.

NGAM Advisors, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, serves as administrator for the Funds. NGAM Advisors also serves as advisory administrator to the Loomis Sayles Core Plus Bond Fund.

Fund Annual and Semi-Annual Reports.

Except as stated otherwise, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust have previously sent their Annual and Semi-Annual Reports to their shareholders. You can obtain a copy of these Reports without charge by writing to NGAM Distribution, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199-8197 or by calling 1-800-225-5478 (1-800-458-7452 for Natixis ETF Trust). In addition, the Funds’ Annual and Semi-Annual Reports are available on the Funds’ websites, www.ngam.natixis.com for the Natixis Funds and www.loomissayles.com for the Loomis Sayles Funds.

Certain Purchases and Sales of Securities.

There were no purchases or sales by any of the Trustees of any securities in excess of 1% of any class of outstanding securities of any adviser, any subadviser, or any of their parents or subsidiaries since the beginning of each Fund’s most recently completed fiscal year.

Certain Relationships and Interests of Trustees and Officers.

No Trustees or officers, nor any associate of any of the foregoing, have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office.

Outstanding Shares and Significant Shareholders.

Shareholders of record at the close of business on September 15, 2017 are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Appendix B to this Proxy Statement lists for each Fund the total number of shares outstanding as of September 15, 2017 for each class of the Fund’s shares. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Appendix B also identifies holders, as of September 15, 2017, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds as of September 15, 2017.

Information About Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts or by employees or agents of NGAM Advisors, Loomis Sayles, or their respective affiliates. In addition, Computershare Fund Services, Inc. has been engaged to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $120,000.

Costs of Solicitation.

The costs of the Meeting, including the costs of soliciting proxies, printing and mailing this proxy statement to shareholders, will be paid by the Trusts.

Voting and Tabulation of Proxies.

Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of all of the Nominees for election as Trustees of the Trusts. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy card and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the Nominees for election as Trustees. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trusts, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting the return of any previously delivered proxy and voting in person. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the “Tellers”). For Proposal 1, the election of Trustees, 30% of the shares of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust and 33 1⁄3% of the shares of Natixis ETF Trust outstanding on the record date, present in person or represented by proxy, constitute quorums for the transaction of business by the shareholders of that Trust at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. These shares will have no effect on whether Proposal 1 is approved. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Votes on Proposal 1 (Election of Trustees) will be tabulated on a Trust basis, such that shareholders of the Funds within each Trust will vote together as a single class to elect the Board of Trustees of that Trust. For a Trust, the approval of a Nominee is not contingent upon approval of any other Nominee. Similarly, the outcome of the vote for one Trust will not affect the outcome of any other Trust.

Required Vote.

The election of the Nominees will require the affirmative vote of a plurality of the votes cast at the Meeting (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the Meeting in person or by proxy, assuming a quorum is present. If the required vote for a Nominee is not obtained for any Trust, the Trustees will consider what other actions, if any, to take in the best interests of that Trust.

Adjournments; Other Business.

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of any proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned or postponed one or more times as to that Trust in order to permit further solicitation of proxies for any such proposal(s). Any adjournment requires the affirmative vote of a majority of the votes properly cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any Nominee that has not been elected. They will vote against any such adjournment any proxy that withholds authority to with respect to each Nominee. They will not vote any proxy that directs them to abstain from voting on any proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of the Trustees of the Trusts. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings.

The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Trust or a Fund must be received by the Trust or the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Appendix A

Governance Committee

Of

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Natixis ETF Trust

CHARTER

1)	The Governance Committee (the “Committee”) of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust (the “Trusts”) shall be composed entirely of trustees who are not employees, officers or directors of NGAM Advisors, L.P., NGAM Distribution, L.P. or their affiliates.

2)	The purposes of the Committee are:

a)	Governance Matters:

The Committee shall:

i)	Review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

ii)	Make and consider nominations for independent trustee membership on the Board of Trustees when necessary, pursuant to the procedures set forth in Appendix A hereto;

iii)	Review committee assignments on an annual basis with the intention of periodic rotation of members between and among the committees to facilitate comprehensive experience by all independent trustees while maintaining adequate continuity of experience within each committee;

iv)	At least annually, review board governance practices and procedures and shall recommend any appropriate changes to the full board;

v)	Review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board;

vi)	Review trustee compensation annually and shall recommend any appropriate changes to the independent trustees;

vii)	Oversee and manage, with the assistance of counsel to the independent trustees, the annual assessment of the Board and its Committees;

3)	Other Powers and Responsibilities:

a)	The Committee in its discretion, may delegate any of the responsibilities set forth above to one or more sub-committees;

b)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust; and

c)	The Committee shall review this charter at least annually and recommend any changes to the full board.

The recurring agenda items for the Committee are updated annually and posted on Diligent Boards in the Resource Center.

Appendix A – Procedures with Respect to Nominees to the Board

I.	Identification of Candidates. When a vacancy on the Board of the Trusts exists or is anticipated, the Committee may make nominations for Trustee membership. When nominating an individual to fill a vacancy on the Trust’s Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel and counsel to the Independent Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Trustee. The Committee, however, believes that the Board of Trustees as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, skills, life experiences and other individual qualities.

II.	Shareholder Candidates. Except as provided below, the Committee also shall consider any candidate for Independent Trustee recommended by a shareholder of a Trust if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate’s qualifications, and the recommendation is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Board of Trustees, c/o Secretary of the Trusts. Such requirements may be contained in a Trust’s Declaration of Trust or Bylaws. In such case, any shareholder nominations must meet such requirements in order to be considered. A recommendation from a shareholder shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

III.	Evaluation of Candidates. In evaluating nominees for a position on the Board, the Committee may consider any factors it deems appropriate, including, without limitation, (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Funds; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment to and ability to devote the necessary time and energy to be an effective independent trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Funds and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill trustee fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Funds; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

Appendix B

For each class of the Fund’s shares entitled to vote at the Meeting, the number of shares outstanding and the number of votes to which each class is entitled as of September 15, 2017 was as follows:

	Class A	Class C	Class N	Class Y
Natixis Funds Trust I
Loomis Sayles Core Plus Bond Fund	52,582,820.092	19,374,291.181	154,213,588.490	275,534,708.906
Loomis Sayles Multi-Asset Income Fund	4,578,222.753	2,694,207.275	2,416.519	2,430,157.02
Mirova Global Green Bond Fund	3,265.986	N/A	2,523,865.508	1,012.502
Mirova Global Sustainable Equity Fund	55,523.09	44,460.644	88.657	5,021,969.075
Natixis Oakmark International Fund	45,363,317.14	21,660,604.54	71.598	2,664,993.297
Natixis U.S. Equity Opportunities Fund	16,100,928.6	4,020,854.388	26.607	6,359,809.887
Vaughan Nelson Small Cap Value Fund	4,909,370.165	1,332,008.678	51.202	9,733,874.628
Natixis Funds Trust II
ASG Dynamic Allocation Fund	11,128.223	791.722	N/A	3,120,908.618
ASG Global Alternatives Fund	5,134,087.853	2,734,986.524	916,954.305	127,910,078.4
ASG Managed Futures Strategy Fund	28,924,101.07	5,871,089.748	102.038	275,319,044
ASG Tactical U.S. Market Fund	896,990.582	135,890.567	N/A	4,895,942.508
Loomis Sayles Dividend Income Fund	1,424,988.994	801,332.966	88.793	1,762,208.554
Loomis Sayles Global Growth Fund	92,383.330	8,823.865	88.889	1,184,091.193
Loomis Sayles Senior Floating Rate and Fixed Income Fund	44,092,486.327	32,428,737.602	10,346.662	213,545,786.953
Loomis Sayles Strategic Alpha Fund	7,081,206.653	3,613,640.134	5,071,980.011	107,902,139.6
McDonnell Intermediate Municipal Bond Fund	531,052.04	245,661.102	N/A	3,137,932.433
Natixis Oakmark Fund	7,878,711.69	2,812,590.665	43.275	1,690,913.561
Vaughan Nelson Select Fund	1,199,174.958	417,281.611	61.483	6,575,446.563
Vaughan Nelson Value Opportunity Fund	3,239,675.427	2,426,850.404	6,869,720.639	33,955,248.87

	Class A	Class C	Class N	Class Y
Natixis Funds Trust IV
AEW Real Estate Fund	3,263,197.579	325,362.885	452,330.239	6,362,584.661
Natixis Sustainable Future 2015 Fund	N/A	N/A	400,000.095	N/A
Natixis Sustainable Future 2020 Fund	N/A	N/A	400,000.094	N/A
Natixis Sustainable Future 2025 Fund	N/A	N/A	300,000.093	N/A
Natixis Sustainable Future 2030 Fund	N/A	N/A	250,000.093	N/A
Natixis Sustainable Future 2035 Fund	N/A	N/A	250,000.092	N/A
Natixis Sustainable Future 2040 Fund	N/A	N/A	250,000.091	N/A
Natixis Sustainable Future 2045 Fund	N/A	N/A	200,000.091	N/A
Natixis Sustainable Future 2050 Fund	N/A	N/A	200,000.091	N/A
Natixis Sustainable Future 2055 Fund	N/A	N/A	200,000.091	N/A
Natixis Sustainable Future 2060 Fund	N/A	N/A	200,000.091	N/A
Gateway Trust
Gateway Equity Call Premium Fund	899,783.828	52,768.102	88.522	6,128,773.136
Gateway Fund	52,296,717.65	10,363,753.01	356,490.978	185,089,127.6

	Institutional Class	Retail Class	Admin Class	Class N
Loomis Sayles Funds I
Loomis Sayles Core Disciplined Alpha Bond Fund	2,536,515.798	N/A	N/A	N/A
Loomis Sayles Bond Fund	683,581,087.175	248,285,721.407	12,013,630.298	15,424,541.715
Loomis Sayles Fixed Income Fund	77,489,700.069	N/A	N/A	N/A
Loomis Sayles Global Bond Fund	30,914,979.955	17,759,255.920	N/A	15,516,979.470
Loomis Sayles High Income Opportunities Fund	12,958,413.300	N/A	N/A	N/A
Loomis Sayles Inflation Protected Securities Fund	2,634,369.735	113,015.279	N/A	128,190.833
Loomis Sayles Institutional High Income Fund	104,531,230.824	N/A	N/A	N/A
Loomis Sayles Investment Grade Fixed Income Fund	33,035,195.835	N/A	N/A	N/A
Loomis Sayles Securitized Asset Fund	111,155,794.780	N/A	N/A	N/A
Loomis Sayles Small Cap Value Fund	17,857,763.011	7,033,177.588	865,700.882	3,652,819.598

	Class A	Class C	Class Y
Loomis Sayles Funds I
Loomis Sayles Intermediate Duration Bond Fund	2,096,265.805	312,830.171	14,954,275.581

	Institutional Class	Retail Class	Admin Class	Class N
Loomis Sayles Funds II
Loomis Sayles Small Cap Growth Fund	30,306,541.364	4,194,613.130	N/A	9,993,737.721
Loomis Sayles Small/Mid Cap Growth Fund	1,170,768.988	N/A	N/A	N/A

	Class A	Class C	Class N	Class Y	Admin Class
Loomis Sayles Funds II
Loomis Sayles Global Equity and Income Fund	14,274,571.980	16,763,253.117	982,868.009	49,464,404.805	N/A
Loomis Sayles Growth Fund	72,109,641.285	10,407,844.796	11,485,236.534	388,323,858.484	N/A
Loomis Sayles High Income Fund	7,851,097.432	2,560,146.529	249.431	30,266,690.600	N/A
Loomis Sayles Investment Grade Bond Fund	80,059,607.273	62,195,979.338	105,889,438.815	286,614,844.934	2,289,510.879
Loomis Sayles Limited Term Government and Agency Fund	29,754,320.448	3,886,945.464	167,005.900	31,642,562.336	N/A
Loomis Sayles Strategic Income Fund	136,396,910.390	152,200,920.743	9,397,484.292	382,717,521.003	9,671,909.063
Loomis Sayles Value Fund	8,106,987.599	488,714.049	25,654,274.260	17,303,873.618	36,254.763

Natixis ETF Trust
Natixis Seeyond International Minimum Volatility ETF	350,000

As of September 15, 2017, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund*:

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Natixis Funds Trust I
Loomis Sayles Core Plus Bond Fund
Class A	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	10,918,240.484	20.76%
	PERSHING LLC JERSEY CITY NJ 07399-0001	6,056,455.427	11.51%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	2,893,242.477	5.50%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	4,887,799.004	25.22%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	3,273,867.124	16.89%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,321,043.134	11.98%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,740,962.367	8.98%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,467,659.005	7.57%
Class N	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	34,596,767.893	22.43%
	CITY OF LOS ANGELES TTEE GREENWOOD VILLAGE CO 80111-5002	18,332,290.601	11.88%
	MAC & CO PITTSBURGH PA 15230-3198	15,236,274.580	9.87%
Class Y	TOYOTA MOTOR INSURANCE SERVICES INC TORRANCE CA 90501-1106	39,042,468.489	14.16%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	37,876,011.973	13.74%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	33,094,623.779	12.01%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	15,564,006.373	5.64%
Loomis Sayles Multi-Asset Income Fund
Class A	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,847,180.444	40.34%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	1,201,005.723	26.23%
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	612,873.445	22.74%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	529,787.307	19.66%
	UBS WM USA WEEHAWKEN NJ 07086-6761	377,495.29	14.01%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	295,914.966	10.98%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	156,657.844	5.81%
	PERSHING LLC JERSEY CITY NJ 07399-0001	149,064.959	5.53%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	135,434.736	5.02%
Class N	JANNEY MONTGOMERY SCOTT LLC PHILADELPHIA PA 19103-2713	2,328.701	96.36%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	685,720.895	28.21%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	236,527.524	9.73%
	LPL FINANCIAL SAN DIEGO CA 92150-9046	219,315.011	9.02%
	UBS WM USA WEEHAWKEN NJ 07086-6761	205,296.054	8.44%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	153,172.199	6.30%
Mirova Global Green Bond Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	1,296.503	39.69%
	UMB BANK NA BUZZARDS BAY MA 02532-2954	1,201.622	36.79%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	667.762	20.44%
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	2,121,300	84.04%
Class Y	TD AMERITRADE INC FBO OMAHA NE 68103-2226	912.403	90.11%
	NGAM ADVISORS LP BOSTON MA 02116-3305	100	9.87%
Mirova Global Sustainable Equity Fund
Class A	MERRILL LYNCH, PIERCE FENNER JACKSONVILLE FL 32246-6484	23,547.093	42.40%
	UBS WM USA WEEHAWKEN NJ 07086-6761	21,630.952	38.95%
	NFS LLC FEBO OAKLAND CA 94610-4033	4,306.632	7.75%
Class C	MERRILL LYNCH, PIERCE FENNER JACKSONVILLE FL 32246-6484	22,114.546	49.73%
	UBS WM USA WEEHAWKEN NJ 07086-6761	12,652.245	28.45%
	ROBERT W BAIRD & CO INC MILWAUKEE WI 53202-5391	2,568.493	5.77%
	UMB BANK NA SAN DIEGO CA 92110-7421	2,317.694	5.21%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	88.574	99.90%
Class Y	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	4,323,010.175	86.08%
Natixis Oakmark International Fund
Class A	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	10,642,996.4	23.46%
	UBS WM USA WEEHAWKEN NJ 07086-6761	8,941,653.722	19.71%
	BNY MELLON INVESTMENT SERVICING INC KNG OF PRUSSA PA 19406-1212	6,136,031.127	13.52%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	4,301,258.986	9.48%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	2,861,344.685	6.30%
Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	5,186,502.72	23.94%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	4,497,623.606	20.76%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	2,989,168.05	13.80%
	UBS WM USA WEEHAWKEN NJ 07086-6761	2,582,435.366	11.92%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	2,229,881.097	10.29%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	71.531	99.90%
Class Y	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	2,170,284.502	81.43%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	239,042.802	8.96%
Natixis U.S. Equity Opportunities Fund
Class A	PERSHING LLC JERSEY CITY NJ 07399-0001	991,852.945	6.16%
Class C	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	839,038.264	20.86%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	511,191.87	12.71%
	UBS WM USA WEEHAWKEN NJ 07086-6761	467,796.576	11.63%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	463,777.185	11.53%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	293,003.02	7.28%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	282,480.304	7.02%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	26.582	99.90%
Class Y	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,686,431.105	26.51%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	616,439.043	9.69%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	594,743.53	9.35%
	UBS WM USA WEEHAWKEN NJ 07086-6761	533,885.689	8.39%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	402,418.978	6.32%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	358,282.165	5.63%
Vaughan Nelson Small Cap Value Fund
Class A	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	399,421.225	8.13%
Class C	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	334,909.623	25.14%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	174,695.575	13.11%
	UBS WM USA WEEHAWKEN NJ 07086-6761	138,298.043	10.38%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	113,813.833	8.54%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	98,016.493	7.35%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	69,416.381	5.21%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	67,120.114	5.03%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	51.151	99.90%
Class Y	NFS LLC FEBO PARKERSBURG WV 26101-5144	2,304,908.784	23.67%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,928,415.026	19.81%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	1,204,570.711	12.37%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,087,400.609	11.17%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	867,935.254	8.91%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	639,674.649	6.57%
Natixis Funds Trust II
ASG Dynamic Allocation Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	9,811.486	88.16%
	KRISTINE R MCCOY & DALE E MCCOY TTEES TALLMADGE OH 44278-3211	1,215.812	10.92%
Class C	UMB BANK NA ROCKY HILL CT 06067-1032	690.959	87.27%
	NGAM ADVISORS LP BOSTON MA 02199-8197	100.66	12.71%
Class Y	LPL FINANCIAL SAN DIEGO CA 92150-9046	2,237,955.516	71.70%
	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	571,254.801	18.30%
ASG Global Alternatives Fund
Class A	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	1,574,606.601	30.66%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	870,509.15	16.95%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	464,212.705	9.04%
	NFS LLC FEBO PHOENIX AZ 85012-2425	329,032.16	6.40%
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	855,305.34	31.27%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	436,424.661	15.95%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	423,109.676	15.47%
	UBS WM USA WEEHAWKEN NJ 07086-6761	414,214.838	15.14%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	152,155.979	5.56%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class N	THE VALLEY HOSPITAL INC PENSIONFUND RIDGEWOOD NJ 07450-2736	899,106.844	98.05%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	20,278,419.85	15.85%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	12,164,740.75	9.51%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	7,759,454.281	6.06%
ASG Managed Futures Strategy Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	9,629,357.918	33.29%
	NFS LLC FEBO PHOENIX AZ 85012-2425	2,967,477.929	10.25%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	2,441,853.027	8.44%
	PERSHING LLC JERSEY CITY NJ 07399-0001	2,380,518.507	8.23%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	1,572,405.755	5.43%
Class C	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	1,915,274.048	32.62%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	888,267.224	15.12%
	UBS WM USA WEEHAWKEN NJ 07086-6761	689,588.514	11.74%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	348,170.989	5.93%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	101.937	99.90%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	92,164,888.48	33.47%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	3,2696,820.09	11.87%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	19,256,142.27	6.99%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	15,185,482.31	5.51%
ASG Tactical U.S. Market Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	354,738.104	39.54%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	146,627.345	16.34%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	PERSHING LLC JERSEY CITY NJ 07399-0001	78,090.73	8.70%
	NFS LLC FEBO PHOENIX AZ 85012-2425	56,715.783	6.32%
Class C	LPL FINANCIAL SAN DIEGO CA 92121-3091	77,475.797	57.01%
	PERSHING LLC JERSEY CITY NJ 07399-0001	13,020.021	9.58%
	NFS LLC FEBO BAR HARBOR ME 04609-1136	8,466.637	6.23%
Class Y	LPL FINANCIAL SAN DIEGO CA 92121-3091	3,868,800.106	79.02%
Loomis Sayles Strategic Alpha Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	2,461,019.21	34.75%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	2,172,512.812	30.67%
	PERSHING LLC JERSEY CITY NJ 07399-0001	806,425.655	11.38%
	UBS WM USA WEEHAWKEN NJ 07086-6761	418,483.686	5.90%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	1,004,626.258	27.80%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	648,295.437	17.94%
	UBS WM USA WEEHAWKEN NJ 07086-6761	580,236.774	16.05%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	523,748.59	14.49%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	420,888.271	11.64%
Class N	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	3,330,888.599	65.67%
	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	895,871.294	17.66%
	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	354,033.846	6.98%
	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	298,415	5.88%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Dividend Income Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	545,203.704	38.26%
	PERSHING LLC JERSEY CITY NJ 07399-0001	265,099.818	18.60%
Class C	PERSHING LLC JERSEY CITY NJ 07399-0001	309,114.020	38.57%
	UBS WM USA WEEHAWKEN NJ 07086-6761	113,275.284	14.13%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	73,969.217	9.23%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	72,341.546	9.02%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	88.706	99.90%
Class Y	COMERICA BANK FBO DINGLE—ERISA DETROIT MI 48275-0001	589,975.037	33.47%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	404,741.991	22.96%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	273,936.232	15.54%
	UBS WM USA WEEHAWKEN NJ 07086-6761	111,511.557	6.32%
Loomis Sayles Global Growth Fund
Class A	NFS LLC FEBO PAWTUCKET RI 02861-3305	18411.345	19.92%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	17949.864	19.42%
	NFS LLC FEBO PAWTUCKET RI 02861-3305	11,927.585	12.91%
	DIANNE CARRINGTON CUST OAKLEY CA 94561-3545	5,286.931	5.72%
	PERSHING LLC JERSEY CITY NJ 07399-0001	5,063.794	5.48%
Class C	LPL FINANCIAL SAN DIEGO CA 92121-3091	5,167.416	58.56%
	PERSHING LLC JERSEY CITY NJ 07399-0001	3,154.989	35.75%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	88.81	99.91%
Class Y	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	512,475.915	43.28%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	AZIZ VEYSI HAMZAOGULLARI WELLESLEY MA 02481-4819	206,032.552	17.40%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	79,165.199	6.68%
	RAYON WARD WESTON MA 02493-1821	68,384.632	5.77%
Loomis Sayles Senior Floating Rate and Fixed Income Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	9,104,048.571	20.64%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	7,873,605.840	17.85%
	UBS WM USA WEEHAWKEN NJ 07086-6761	5,547,768.888	12.58%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	2,807,052.328	6.36%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	2,760,116.321	6.25%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	9,081,371.034	28.00%
	UBS WM USA WEEHAWKEN NJ 07086-6761	6,515,009.535	20.09%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	4,276,749.372	13.18%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	2,698,215.642	8.32%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	2,036,056.037	6.27%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	1,744,893.672	5.38%
Class N	PERSHING LLC JERSEY CITY NJ 07399-0001	10,243.772	99.00%
Class Y	MERRILL LYNCH FINANCIAL DATA SVCS JACKSONVILLE FL 32246-6484	40,711,165.453	19.06%
	UBS WM USA WEEHAWKEN NJ 07086-6761	30,564,689.437	14.31%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	29,582,476.740	13.85%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	17,530,495.718	8.20%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	16,063,021.030	7.52%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	15,618,157.342	7.31%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
McDonnell Intermediate Duration Bond Fund
Class A	UBS WM USA WEEHAWKEN NJ 07086-6761	199,128.258	37.49%
	PERSHING LLC JERSEY CITY NJ 07399-0001	82,875.127	15.60%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	56,184.587	10.57%
	JACOB H KRAUSS LANGHORNE PA 19047-1168	36,482.505	6.86%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	31,760.105	5.98%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	159,430.565	64.89%
	UBS WM USA WEEHAWKEN NJ 07086-6761	58,024.985	23.61%
Class Y	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	2,442,225.859	77.82%
Natixis Oakmark Fund
Class A	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	659,771.793	8.37%
	PERSHING LLC JERSEY CITY NJ 07399-0001	467,202.125	5.92%
Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	607,450.768	21.59%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	551,808.794	19.61%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	368,253.913	13.09%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	270,902.929	9.63%
	UBS WM USA WEEHAWKEN NJ 07086-6761	244,377.183	8.68%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	236,420.439	8.40%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	43.234	99.91%
Class Y	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	417,862.381	24.71%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	274,299.791	16.22%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	162,690.595	9.62%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	158,987.721	9.40%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	106,401.03	6.29%
Vaughan Nelson Select Fund
Class A	RAYMOND JAMES ST PETERSBURG FL 33716-1100	451,510.763	37.65%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	103,729.857	8.65%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	77,263.293	6.44%
	PERSHING LLC JERSEY CITY NJ 07399-0001	62,099.531	5.17%
Class C	RAYMOND JAMES ST PETERSBURG FL 33716-1100	123,168.088	29.51%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	76,689.515	18.37%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	62,852.986	15.06%
	MERRILL LYNCH, PIERCE FENNER JACKSONVILLE FL 32246-6484	41,823.560	10.02%
	UBS WM USA WEEHAWKEN NJ 07086-6761	32,905.700	7.88%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	61.425	99.90%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,782,063.673	42.30%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,030,976.355	15.67%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	733,735.950	11.15%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	412,248.423	6.26%
	CAPINCO C/O US BANK NA MILWAUKEE WI 53201-1787	330,004.658	5.01%
Vaughan Nelson Value Opportunity Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	384,002.34	11.85%
	PERSHING LLC JERSEY CITY NJ 07399-0001	374,530.517	11.56%
	MERRILL LYNCH, PIERCE FENNER JACKSONVILLE FL 32246-6484	218,004.209	6.72%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	LPL FINANCIAL SAN DIEGO CA 92121-3091	201,814.546	6.22%
Class C	UBS WM USA WEEHAWKEN NJ 07086-6761	468,814.609	19.31%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	387,588.861	15.97%
	MERRILL LYNCH, PIERCE FENNER JACKSONVILLE FL 32246-6484	312,630.962	12.88%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	289,909.981	11.94%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	266,243.234	10.97%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	214,635.655	8.84%
Class N	NFS LLC FEBO COVINGTON KY 41015-1987	3,388,672.371	49.32%
	VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA 19482-2600	885,753.868	12.89%
	NFS LLC FEBO MERRIMACK NH 03054-4300	771,244.506	11.22%
	TAYNIK & CO QUINCY MA 02169-0938	720,834.914	10.49%
	AMERICAN DENTAL ASSOCIATION CHICAGO IL 60611-2637	413,368.773	6.01%
Class Y	LPL FINANCIAL SAN DIEGO CA 92121-3091	7,411,716.696	21.82%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	5,976,109.312	17.59%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	3,167,518.478	9.32%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,847,956.538	8.38%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	2,413,551.596	7.10%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,888,059.492	5.56%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,832,117.591	5.39%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Natixis Funds Trust IV
AEW Real Estate Fund
Class A	NFS LLC FEBO # HOT SPRINGS AR 71913-6447	347,188.769	10.63%
	GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE CO 80111-5002	264,575.861	8.10%
	HANYS UPSTATE PLANS UTICA NY 13502-6317	208,322.907	6.38%
Class C	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	104,939.980	32.25%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	53,269.966	16.37%
	UBS WM USA WEEHAWKEN NJ 07086-6761	39,664.829	12.19%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	30,186.406	9.27%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	19,665.746	6.04%
Class N	CBNA AS CUSTODIAN FBO UTICA NY 13502-6317	396,193.513	87.58%
	NFS LLC FEBO COVINGTON KY 41015-1987	24,362.974	5.38%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	1,425,654.168	22.40%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	960,272.474	15.09%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	615,498.933	9.67%
	NFS LLC FEBO HARRISON NY 10528-2418	445,728.530	7.00%
	CBNA AS CUSTODIAN FBO UTICA NY 13502-6317	381,918.490	6.00%
Natixis Sustainable Future 2015 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	400,000.000	99.99%
Natixis Sustainable Future 2020 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	400,000.000	99.99%
Natixis Sustainable Future 2025 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	300,000.000	99.99%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Natixis Sustainable Future 2030 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	250,000.000	99.99%
Natixis Sustainable Future 2035 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	250,000.000	99.99%
Natixis Sustainable Future 2040 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	250,000.000	99.99%
Natixis Sustainable Future 2045 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	200,000.000	99.99%
Natixis Sustainable Future 2050 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	200,000.000	99.99%
Natixis Sustainable Future 2055 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	200,000.000	99.99%
Natixis Sustainable Future 2060 Fund
Class N	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	200,000.000	99.99%
Loomis Sayles Funds I
Loomis Sayles Bond Fund
Admin Class	HARTFORD LIFE INSURANCE CO SEPARATE WEATOGUE CT 06089-9793	2,830,949.888	23.56%
	SUPPLEMENTAL INCOME PLAN TRUST BOSTON MA 02266-8338	1,393,023.249	11.59%
	RELIANCE TRUST COMPANY FBO GREENWOOD VLG CO 80111-5002	1,355,039.222	11.27%
	NATIONWIDE TRUST CO FSB COLUMBUS OH 43218-2029	1,145,103.248	9.53%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	1,050,990.111	8.74%
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	214,636,546.493	31.39%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	104,057,094.213	15.22%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	43,086,164.437	6.30%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	39,711,577.066	5.80%
	PERSHING LLC JERSEY CITY NJ 07399-0001	35,331,489.839	5.16%
Class N	VOYA RETIREMENT INSURANCE & ANNUITY WINDSOR CT 06095-4773	3,200,999.323	20.75%
	TD AMERITRADE INC FOR THE EXCUSIVE OMAHA NE 68103-2226	2,738,926.971	17.75%
	GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE CO 80111-5002	1,166,601.653	7.56%
	WELLS FARGO BANK NA FBO MINNEAPOLIS MN 55480-1533	789,550.344	5.11%
	WELLS FARGO BANK NA CUST GREENWOOD VILLAGE CO 80111-5002	782,703.106	5.07%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	93,511,943.855	37.66%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	75,104,452.180	30.24%
	PERSHING LLC JERSEY CITY NJ 07399-0001	24,631,488.663	9.92%
Loomis Sayles Core Disciplined Alpha Bond
Institutional Class	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	2,536,336.025	99.99%
Loomis Sayles Fixed Income Fund
Institutional Class	WELLS FARGO BANK NA MINNEAPOLIS MN 55480-1533	9,667,377.613	12.47%
	SOMERVILLE RETIREMENT SYSTEM SOMERVILLE MA 02145-2819	4,950,139.820	6.38%
	THE NORTHERN TRUST TTEE CHICAGO IL 60675-0001	4,233,467.819	5.46%
	US BANK AS CUSTODIAN FBO MILWAUKEE WI 53212-3958	4,225,698.560	5.45%
Loomis Sayles Global Bond Fund
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	8,421,183.783	27.23%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	4,176,099.695	13.50%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	2,550,072.384	8.24%
	LAHEY CLINIC FOUNDATION INC BURLINGTON MA 01805-0001	2,359,524.217	7.63%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class N	EDWARD D JONES & CO SAINT LOUIS MO 63131-3729	13,750,037.254	88.61%
	NFS LLC FEBO QUINCY MA 02169-0938	1,261,948.553	8.13%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	7,086,581.712	39.90%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	4,792,034.658	26.98%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,916,054.688	10.78%
	TD AMERITRADE INC FOR THE OMAHA NE 68103-2226	918,814.178	5.17%
Loomis Sayles High Income Opportunities Fund
Institutional Class	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	5,616,592.353	43.34%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	3,160,750.332	24.39%
	NORTHERN MINNESOTA WISCONSIN ST PAUL MN 55107-2292	1,451,946.508	11.20%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,199,984.255	9.26%
	IRON WORKERS OF WESTERN PENNSYLVANIA PENSION PLAN PITTSBURGH PA 15222-4512	1,019,389.795	7.86%
Loomis Sayles Inflation Protected Securities Fund
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	518,209.349	19.67%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	429,316.437	16.29%
	SAXON & CO PHILADELPHIA PA 19182-0001	409,455.758	15.54%
	FIDELITY INVESTMENT INSTITUTIONAL COVINGTON KY 41015-1999	318,986.606	12.10%
	LOOMIS SAYLES DISTRIBUTORS LP BOSTON MA 02111-2647	248,971.809	9.45%
Retail Class	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	43,934.023	38.87%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	24,833.377	21.97%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	6,788.728	6.00%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	FIIOC FBO COVINGTON KY 41015-1987	6,401.279	5.66%
	TD AMERITRADE INC FOR THE OMAHA NE 68103-2226	5,727.290	5.06%
Class N	NATIXIS SUSTAINABLE FUTURE 2015 FUND BOSTON MA 02199-8192	36,607.130	28.55%
	NATIXIS SUSTAINABLE FUTURE 2020 FUND BOSTON MA 02199-8192	24,546.977	19.14%
	NATIXIS SUSTAINABLE FUTURE 2025 FUND BOSTON MA 02199-8192	15,492.117	12.08%
	NATIXIS SUSTAINABLE FUTURE 2030 FUND BOSTON MA 02199-8192	13,068.816	10.19%
	NATIXIS SUSTAINABLE FUTURE 2035 FUND BOSTON MA 02199-8192	10,604.009	8.27%
	NATIXIS SUSTAINABLE FUTURE 2040 FUND BOSTON MA 02199-8192	10,538.296	8.22%
Loomis Sayles Institutional High Income Fund
Institutional Class	MCLAREN HEALTH CARE CORPORATION MASTER TRUST FLINT MI 48532-3613	7,601,778.632	7.27%
	MCLAREN HEALTH CARE CORPORATION FLINT MI 48532-3613	6,442,798.126	6.16%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	5,554,324.165	5.31%
Loomis Sayles Intermediate Duration Bond Fund
Class A	LINCOLN RETIREMENT SERVICES COMPANY FORT WAYNE IN 46801-7876	1,289,810.117	61.52%
	CHURCHILL SCHOOL NEW YORK NY 10016-8301	270,937.180	12.92%
	CHURCHILL SCHOOL NEW YORK NY 10016-8301	139,150.778	6.63%
Class C	SAXON & CO. PHILADELPHIA PA 19182-0001	298,536.662	95.43%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	6,965,472.944	46.57%
	TD AMERITRADE INC FOR THE EXCUSIVE BENEFIT OF OUR CLIENT OMAHA NE 68103-2226	1,422,390.641	9.51%
	NFS LLC FEBO MUNCIE IN 47305-2835	1,229,844.896	8.22%
	LACIBA & CO CASH/CASH WARSAW IN 46580-2806	1,175,087.228	7.85%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Investment Grade Fixed Income Fund
Institutional Class	JOSEPH EPSTEIN TTEE NEW YORK NY 10014-3669	7,214,299.404	21.83%
	MAC & CO PITTSBURGH PA 15230-3198	2,086,606.500	6.31%
	(S.E.E.) SOKA UNIVERSITY OF AMERICA ALISO VIEJO CA 92656-8081	1,903,132.118	5.76%
	US BANK NA FBO MILWAUKEE WI 53201-1787	1,705,682.676	5.16%
Loomis Sayles Small Cap Value Fund
Admin Class	RELIANCE TRUST COMPANY FBO GREENWOOD VLG CO 80111-5002	259,048.618	29.92%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	221,463.923	25.58%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	95,121.418	10.98%
	EMJAY CORPORATION CUSTODIAN FBO GREENWOOD VILLAGE CO 80111-5002	48,342.233	5.58%
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,691,382.695	20.67%
	FIDELITY INVESTMENT INSTITUTIONAL COVINGTON KY 41015-1999	3,613,741.777	20.23%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	1,287,622.987	7.21%
	PIMS/PRUDENTIAL RETIREMENT NEW YORK NY 10041-0024	1,054,821.716	5.90%
Class N	NFS LLC FEBO COVINGTON KY 41015-1987	2,157,678.640	59.06%
	RELIANCE TRUST CO TTEE ADP ACCESS ATLANTA GA 30328-5620	734,294.451	20.10%
	MID ATLANTIC TRUST COMPANY FBO PITTSBURGH PA 15222-4228	512,854.814	14.03%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,165,047.932	30.78%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	1,293,810.305	18.39%
	VOYA RETIREMENT INSURANCE & ANNUITY WINDSOR CT 06095-4773	1,207,871.462	17.17%
	NATIONAL FINANCIAL SEVICES CORP FOR JERSEY CITY NJ 07310-2010	903,190.672	12.84%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Securitized Asset Fund
Institutional Class	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	80,203,510.102	72.15%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	20,988,227.840	18.88%
	UBS WM USA WEEHAWKEN NJ 07086-6761	8,223,808.489	7.39%
Loomis Sayles Funds II
Loomis Sayles Global Equity and Income Fund
Class A	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	2,799,523.721	19.61%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,101,952.037	14.72%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,049,441.787	7.35%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	992,289.494	6.95%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	965,464.776	6.76%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	960,527.405	6.72%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	5,709,674.300	34.06%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	2,935,887.931	17.51%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,703,216.442	16.12%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,511,757.558	9.01%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	898,040.524	5.35%
Class N	SEI PRIVATE TRUST COMPANY OAKS PA 19456-9989	883,631.434	89.90%
Class Y	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	10,615,505.169	21.46%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	6,140,623.433	12.41%
	UBS WM USA WEEHAWKEN NJ 07086-6761	4,822,890.225	9.75%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	4,517,294.164	9.13%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	NATIONAL FINANCIAL SVCES CORP FOR NEW YORK NY 10281-1003	4,283,046.521	8.65%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	3,674,251.852	7.42%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	3,241,468.707	6.55%
Loomis Sayles Growth Fund
Class A	NFS LLC FEBO HARRISON NY 10528-2418	40,424,849.254	56.06%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	6,091,875.923	8.44%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	5,210,891.809	7.22%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	3,169,368.068	30.45%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,523,827.224	14.64%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	1,329,468.276	12.77%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,149,153.312	11.04%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	934,032.617	8.97%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	539,402.410	5.18%
Class N	VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA 19482-2600	5,250,575.014	45.71%
	CAPINCO C/O US BANK NA MILWAUKEE WI 53201-1787	2,167,734.471	18.87%
	NFS LLC FEBO BIRMINGHAM AL 35211-6946	936,561.229	8.15%
Class Y	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	71,687,399.215	18.46%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	56,961,433.994	14.66%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	52,227,354.401	13.44%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	46,446,902.106	11.96%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	38,784,558.696	9.98%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	22,141,627.229	5.70%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles High Income Fund
Class A	TD AMERITRADE INC FBO OMAHA NE 68103-2226	817,713.058	10.41%
	DEFERRED COMPENSATION PLAN FOR BOSTON MA 02111-2694	656,641.051	8.36%
	PERSHING LLC JERSEY CITY NJ 07399-0001	573,059.403	7.29%
Class C	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	544,612.165	21.27%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	439,839.484	17.18%
	PERSHING LLC JERSEY CITY NJ 07399-0001	255,560.021	9.98%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	227,250.339	8.87%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	191,952.672	7.49%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	169,123.608	6.60%
	UBS WM USA 1000 HARBOR BLVD	133,380.120	5.20%
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	249.202	99.90%
Class Y	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	6,305,897.717	20.83%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	4,395,192.621	14.52%
	NFS LLC FEBO QUINCY MA 02169-0938	2,874,918.430	9.49%
	PERSHING LLC JERSEY CITY NJ 07399-0001	2,667,763.620	8.81%
	NFS LLC FEBO HARRISON NY 10528-2418	2,494,801.454	8.24%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,341,667.664	7.73%
	TAYNIK & CO QUINCY MA 02169-0938	1,687,875.913	5.57%
Loomis Sayles Investment Grade Bond Fund
Class A	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	12,898,860.277	16.11%
	MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN 55101-2099	7,386,780.691	9.22%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	7,181,698.616	8.97%
	PERSHING LLC JERSEY CITY NJ 07399-0001	5,880,186.888	7.34%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	4,636,926.194	5.79%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	15,013,113.134	24.13%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	11,474,958.670	18.44%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	8,816,716.986	14.17%
	UBS WM USA WEEHAWKEN NJ 07086-6761	7,021,304.198	11.28%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	3,751,613.186	6.03%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	3,390,618.143	5.45%
	PERSHING LLC JERSEY CITY NJ 07399-0001	3,154,265.246	5.07%
Class N	EDWARD D. JONES AND CO SAINT LOUIS MO 63131-3729	95,612,456.916	90.29%
Class Y	UBS WM USA WEEHAWKEN NJ 07086-6761	39636357.61	13.82%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	31,906,294.440	11.13%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	31,427,825.737	10.96%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	27,562,045.522	9.61%
	PERSHING LLC JERSEY CITY NJ 07399-0001	25,518,456.850	8.90%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	21,290,739.415	7.42%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	17,531,028.640	6.11%
Loomis Sayles Limited Term Government and Agency Fund
Class A	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	3,229,531.433	10.85%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,493,215.646	8.37%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	894,435.226	23.01%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	554,075.691	14.25%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	455,308.137	11.71%
	UBS WM USA WEEHAWKEN NJ 07086-6761	423,442.144	10.89%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	384,843.240	9.90%
	PERSHING LLC JERSEY CITY NJ 07399-0001	323,956.743	8.33%
Class N	C/O NGAM ADVISORS L P BOSTON MA 02199-8197	44,878.519	26.87%
	C/O NGAM ADVISORS L P BOSTON MA 02199-8197	41,378.302	24.77%
	C/O NGAM ADVISORS L P BOSTON MA 02199-8197	25,690.597	15.38%
	ASCENSUS TRUST COMPANY FBO FARGO ND 58106-0758	15,984.729	9.57%
	C/O NGAM ADVISORS L P BOSTON MA 02199-8197	14,457.178	8.65%
	C/O NGAM ADVISORS L P BOSTON MA 02199-8197	9,713.166	5.81%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	4,854,260.464	15.34%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	3,329,091.353	10.52%
	UBS WM USA WEEHAWKEN NJ 07086-6761	2,901,581.327	9.16%
	NFS LLC FEBO HONOLULU HI 96805-1930	2,266,802.486	7.16%
	TD AMERITRADE INC FBO OMAHA NE 68103-2226	1,607,051.694	5.07%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	1,588,026.298	5.01%
Loomis Sayles Small Cap Growth Fund
Class A	NFS LLC FEBO HARRISON NY 10528-2418	40,424,849.3	56.06%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	6,091,875.92	8.44%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	5,210,891.81	7.22%
Class C	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	3,169,368.07	30.45%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,523,827.22	14.64%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	1,329,468.28	12.77%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,149,153.31	11.04%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	934,032.617	8.97%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	539,402.41	5.18%
Class N	VANGUARD FIDUCIARY TRUST COMPANY VALLEY FORGE PA 19482-2600	5,250,575.01	45.71%
	CAPINCO C/O US BANK NA MILWAUKEE WI 53201-1787	2,167,734.47	18.87%
	NFS LLC FEBO BIRMINGHAM AL 35211-6946	936,561.229	8.15%
Class Y	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	71,687,399.2	18.46%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	56,961,434	14.66%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	52,227,354.4	13.44%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	46,446,902.1	11.96%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	38,784,558.7	9.98%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	22,141,627.2	5.70%
Loomis Sayles Small/Mid Cap Value Fund
Institutional Class	NATIXIS GLOBAL ASSET MANAGEMENT LP BOSTON MA 02199-8197	808,550.057	69.06%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	203,487.703	17.38%
	NATIONAL FINANCIAL SERVICES CORP JERSEY CITY NJ 07310-2010	98,724.109	8.43%
Loomis Sayles Strategic Income Fund
Class A	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	36,019,883.04	26.40%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	10,234,452.79	7.50%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	10,119,111.1	7.41%
	PERSHING LLC JERSEY CITY NJ 07399-0001	8,987,873.36	6.58%
	UBS WM USA WEEHAWKEN NJ 07086-6761	8,359,751.38	6.12%
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	38,577,693.5	25.34%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	31,797,412.1	20.89%
	UBS WM USA WEEHAWKEN NJ 07086-6761	19,693,426.7	12.93%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	18,335,048	12.04%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	9,529,333.26	6.26%
Class N	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	2,751,661.33	29.28%
	TUFTS ASSOCIATED HEALTH MAINTENANCE WATERTOWN MA 02472-1508	2,305,991.26	24.53%
	ATTN NPIO TRADE DESK DES MOINES IA 50392-0001	612,434.919	6.51%
	VOYA RETIREMENT WINDSOR CT 06095-4773	597,105.677	6.35%
	COMERICA BANK FBO DINGLE—ERISA DETROIT MI 48275-0001	566,596.779	6.02%
Class Y	MLPF & S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	99,629,139.7	26.03%
	UBS WM USA WEEHAWKEN NJ 07086-6761	71,574,045.5	18.70%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	45,806,110.06	11.96%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	28,685,505.5	7.49%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	21,330,470.6	5.57%
Admin Class	VOYA INSTITUTIONAL TRUST COMPANY WINDSOR CT 06095-4773	7,043,971.727	72.82%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	1,627,626.079	16.82%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Value Fund
Class A	MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN 55101-2099	21,330,470.61	5.57%
Class C	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	111,811.243	22.87%
	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	72,274.367	14.78%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	56,792.67	11.62%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	56,350.826	11.53%
	PERSHING LLC JERSEY CITY NJ 07399-0001	52,621.948	10.76%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	31,554.52	6.45%
Class N	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	19,289,526.01	75.19%
	NFS LLC FEBO CHICAGO IL 60607-4715	1,318,242.752	5.13%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,880,671.474	16.64%
	STATE STREET BANK TTEE BOSTON MA 02206-5501	2,763,038.714	15.96%
	WELLS FARGO BANK FBO CHARLOTTE NC 28288-1076	1,486,129.423	8.58%
	NATIONAL FINANCIAL SEVICES CORP FOR NEW YORK NY 10281-1003	1,377,786.226	7.96%
	DCGT AS TTEE AND/OR CUST DES MOINES IA 50392-0001	957,321.385	5.53%
Admin Class	MERRILL LYNCH PIERCE JACKSONVILLE FL 32246-6484	36,238.819	99.95%
Gateway Trust
Gateway Equity Call Premium Fund
Class A	RAYMOND JAMES ST PETERSBURG FL 33716-1100	481,174.305	53.47%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	216,371.144	24.04%
	GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE CO 80111-5002	50,096.144	5.56%
Class C	LPL FINANCIAL SAN DIEGO CA 92121-3091	48,245.969	91.43%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class N	NGAM ADVISORS LP BOSTON MA 02199-8197	88.436	99.90%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	2,777,493.504	45.31%
Gateway Fund
Class A	RAYMOND JAMES ST PETERSBURG FL 33716-1100	9,518,176.554	18.20%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	8,488,983.767	16.23%
	BNY MELLON INVESTMENT SERVICING INC KING OF PRUSSIA PA 19406-1212	3,375,701.651	6.45%
	PERSHING LLC JERSEY CITY NJ 07399-0001	2,846,770.601	5.44%
Class C	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	1,908,839.325	18.41%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,895,899.916	18.29%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	1,580,935.309	15.25%
	UBS WM USA WEEHAWKEN NJ 07086-6761	1,160,433.823	11.19%
	WELLS FARGO CLEARING SERVICES LLC SAINT LOUIS MO 63103-2523	894,266.126	8.62%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	804,360.852	7.76%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	630,229.463	6.08%
Class N	NABANK & CO TULSA OK 74101-2180	150,524.368	42.22%
	BAND & CO C/O US BANK NA MILWAUKEE WI 53201-1787	132,877.632	37.27%
	BANK OF AMERICA CUSTODIAN DALLAS TX 75284-3869	73,057.479	20.49%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	49,447,001.82	26.71%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	16,885,414.84	9.12%
	UBS WM USA WEEHAWKEN NJ 07086-6761	14,838,220.02	8.01%
	PERSHING LLC JERSEY CITY NJ 07399-0001	11,478,722.88	6.20%
	MLPF & S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	11,254,862.95	6.08%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Natixis ETF Trust
Natixis Seeyond International Minimum Volatility ETF
	NFS LLC FEBO CHICAGO IL 60607-4715	264,668	75.62%
	LPL FINANCIAL SAN DIEGO CA 92121-3091	37,113	10.60%
	PERSHING LLC JERSEY CITY NJ 07399-0001	20,418	5.83%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Ownership of Shares by Management

As of September 15, 2017, the Trustees and executive officers of the Trusts collectively owned less than 1% of the outstanding shares of each class of shares of each Fund except for the following:

Trustees / Officers	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Institutional High Income Fund – Institutional Class
Daniel J. Fuss	4,081,087.912	3.90%

Appendix C

During the fiscal year ended December 31, 2016, November 30, 2016 and September 30, 2016, the Trustees of the Trusts received the amounts set forth in the following tables for serving as Trustees of the Trusts.

Compensation Table

Total Aggregate Compensation from each Trust

December 31, 2016

	Natixis Funds Trust I1	Natixis Funds Trust II2	Natixis Funds Trust IV3	Gateway Trust[4]	Natixis ETF Trust[5]	Total Compensation from the Fund Complex[6]
INDEPENDENT TRUSTEES
Kenneth A. Drucker	$28,603	$52,190	$2,356	$22,275	$401	$249,500
Edmond J. English	$27,738	$51,449	$2,390	$21,044	$371	$240,000
Richard A. Goglia	$27,738	$51,449	$2,390	$21,044	$371	$240,000
Wendell J. Knox	$27,738	$51,449	$2,390	$21,044	$371	$240,000
Martin T. Meehan	$27,738	$51,449	$2,390	$21,044	$371	$240,000
Maureen B. Mitchell[7]	N/A	N/A	N/A	N/A	N/A	N/A
Sandra O. Moose	$33,944	$47,514	$889	$35,549	$15	$325,000
James P. Palermo	$12,734	$21,649	$949	$9,945	$371	$109,500
Erik R. Sirri	$27,738	$51,449	$2,390	$21,044	$371	$240,000
Peter J. Smail	$29,719	$54,981	$2,542	$22,647	$401	$257,500
Cynthia L. Walker	$28,870	$53,467	$2,477	$21,960	$388	$250,000
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0	$0

[1]	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2016, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2016 for the Trustees is as follows: English ($93,013), Goglia ($14,915), Knox ($198,855), Meehan ($44,968), Palermo ($5,179), Sirri ($164,462) and Walker ($250,747).
[2]	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2016, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2016 for the Trustees is as follows: English ($164,741), Goglia ($24,087), Knox ($268,322), Meehan ($75,762), Palermo ($8,805), Sirri ($232,724) and Walker ($277,349).
[3]	Amounts include payments deferred by Trustees for the fiscal year ended January 31, 2017, with respect to the Trust. The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2017 for the Trustees is as follows: English ($9,761), Goglia ($1,291), Knox ($23,250), Meehan ($5,085), Palermo ($386), Sirri ($18,629) and Walker ($30,212).
[4]	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2016, with respect to the Trust. The total amount of deferred compensation accrued for Gateway Trust as of December 31, 2016 for the Trustees is as follows: English ($73,829), Goglia ($10,456), Knox ($131,734), Meehan ($36,345), Palermo ($4,045), Sirri ($111,246) and Walker ($147,153).
[5]	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2016, with respect to Natixis ETF Trust. The total amount of deferred compensation accrued for Natixis ETF Trust as of December 31, 2016 for the Trustees is as follows: English ($378), Goglia (N/A), Knox ($376), Meehan ($38), Palermo ($151), Sirri ($376) and Walker ($396).
[6]	Total Compensation represents amounts paid during the fiscal year ended December 31, 2016 to a Trustee for serving on the board of seven (7) trusts with a total of forty-two (42) funds as of December 31, 2016.
[7]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

Compensation Table

Total Aggregate Compensation from each Trust

September 30, 2016

	Natixis Funds Trust I1	Loomis Sayles Funds I2	Loomis Sayles Funds II3	Total Compensation from the Fund Complex[4]
INDEPENDENT TRUSTEES
Kenneth A. Drucker	$27,903	$65,508	$74,988	$243,250
Edmond J. English	$27,036	$62,616	$71,174	$233,750
Richard A. Goglia	$27,036	$62,616	$71,174	$233,750
Wendell J. Knox	$27,036	$62,616	$71,174	$233,750
Martin T. Meehan	$27,036	$62,616	$71,174	$233,750
Maureen B. Mitchell[5]	N/A	N/A	N/A	N/A
Sandra O. Moose	$33,090	$91,139	$113,333	$318,750
James P. Palermo	$6,344	$14,479	$17,457	$54,750
Erik R. Sirri	$27,036	$62,616	$71,174	$233,750
Peter J. Smail	$29,019	$67,368	$76,663	$251,250
Cynthia L. Walker	$28,023	$64,978	$73,924	$242,500
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0

[1]	Amounts include payments deferred by Trustees for the fiscal year ended September 30, 2016, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of September 30, 2016 for the Trustees is as follows: English $86,424, Goglia $15,048, Knox $192,041, Meehan $44,410, Palermo $2,574, Sirri $159,954 and Walker $237,189.
[2]	Amounts include payments deferred by Trustees for the fiscal year ended September 30, 2016, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2016 for the Trustees is as follows: English $250,096, Goglia $36,955, Knox $571,701, Meehan $139,887, Palermo $5,875, Sirri $467,641 and Walker $740,582.
[3]	Amounts include payments deferred by Trustees for the fiscal year ended September 30, 2016, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2016 for the Trustees is as follows: English $270,114, Goglia $39,633, Knox $602,005, Meehan $148,822, Palermo $7,084, Sirri $494,904 and Walker $747,221.
[4]	Total Compensation represents amounts paid during the fiscal year ended September 30, 2016 to a Trustee for serving on the Board of seven (7) trusts with a total of forty-three (43) funds as of September 30, 2016.
[5]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

Compensation Table

Total Aggregate Compensation from each Trust

November 30, 2016

	Natixis Funds Trust II1	Total Compensation from the Fund Complex[2]
INDEPENDENT TRUSTEES
Kenneth A. Drucker	$52,190	$249,500
Edmond J. English	$51,449	$240,000
Richard A. Goglia	$51,449	$240,000
Wendell J. Knox	$51,449	$240,000
Martin T. Meehan	$51,449	$240,000
Maureen B. Mitchell[3]	N/A	N/A
Sandra O. Moose	$47,514	$325,000
James P. Palermo	$21,649	$109,500
Erik R. Sirri	$51,449	$240,000
Peter J. Smail	$54,981	$257,500
Cynthia L. Walker	$53,467	$250,000
INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0
David L. Giunta	$0	$0

1	Amounts include payments deferred by Trustees for the fiscal year ended November 30, 2016, with respect to the Trust. The total amount of deferred compensation accrued for the Trust as of November 30, 2016 for the Trustees is as follows: English ($162,699), Goglia ($23,929), Knox ($266,135), Meehan ($75,336), Palermo ($8,730), Sirri ($230,952) and Walker ($273,610).
2	Total Compensation represents amounts paid during the fiscal year ended November 30, 2016 to a Trustee for serving on the Board of seven (7) trusts with a total of forty-four (44) funds as of November 30, 2016.
3	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

007CFN0459

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 888 Boylston Street, Suite 800 Boston, MA 02199 on December 4, 2017

        Please detach at perforation before mailing.

PROXY

NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST IV,

LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, GATEWAY TRUST, AND NATIXIS ETF TRUST (the “Trusts”)

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 4, 2017

This Proxy is solicited on behalf of the Board of Trustees of the Trusts. The undersigned, revoking any previous proxies, hereby appoints Michael Kardok, Russell Kane, and Rosa Licea-Mailloux, or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of the Trusts, (each separate series thereof, a “Fund”), to be held at the offices of NGAM Advisors, L.P. (“NGAM Advisors”), 888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197 on December 4, 2017 at 2:00 p.m. Eastern Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.

Receipt of the Joint Proxy Statement is hereby acknowledged. The shares of the Funds represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

NAT_29185_092817

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust Joint Special Meeting of Shareholders to Be Held on December 4, 2017.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/nat-29185

FUNDS	FUNDS	FUNDS

AEW Real Estate Fund

ASG Managed Futures Strategy Fund

Gateway Fund

Loomis Sayles Global Equity and Income Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Alpha Fund

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2050 Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Value Opportunity Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Mid Cap Growth Fund

ASG Dynamic Allocation Fund

ASG Tactical U.S. Market Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Strategic Income Fund

Mirova Global Green Bond Fund

Natixis Oakmark International Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2055 Fund

Vaughan Nelson Select Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Small Cap Growth Fund

Natixis Seeyond International Minimum Volatility ETF

ASG Global Alternatives Fund

Gateway Equity Call Premium Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Value Fund

Mirova Global Sustainable Equity Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2060 Fund

Vaughan Nelson Small Cap Value Fund

Loomis Sayles Core Discipline Alpha Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Small Cap Value Fund

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” for the proposal.

1.	To elect thirteen nominees to the Board of Trustees of each Trust:								FOR	WITHHOLD	FOR ALL
									ALL	ALL	EXCEPT
	01.	Kevin Charleston	02.	Kenneth A. Drucker	03.	Edmond J. English	04.	David L. Giunta	☐	☐	☐
	05.	Richard A. Goglia	06.	Wendell J. Knox	07.	Martin T. Meehan	08.	Maureen B. Mitchell
	09.	Sandra O. Moose	10.	James P. Palermo	11.	Erik R. Sirri	12.	Peter J. Smail
	13.	Cynthia L. Walker

	INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	NAT 29185	M xxxxxxxx	+

NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST IV, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, GATEWAY TRUST AND NATIXIS ETF TRUST (the “Trusts”)

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Trusts’ Joint Special Meeting of Shareholders to Be Held on December 4, 2017.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposal that requires a shareholder vote at the Joint Special Meeting of Shareholders of the Trusts (the “Meeting”).

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy Card are available at: https://www.proxy-direct.com/nat-29185

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 29, 2017, to facilitate timely delivery. The Meeting will be held on December 4, 2017, at 2:00 p.m., Eastern Time, at the offices of NGAM Advisors, L.P. (“NGAM Advisors”), 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. To obtain directions to be able to attend the Meeting and vote in person, call 1-800-225-5478.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/nat-29185

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS—CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 29, 2017, TO FACILITATE TIMELY DELIVERY.

NAT_29185_NA_092817

Your Fund Holdings:

FUNDS	FUNDS	FUNDS

AEW Real Estate Fund

ASG Managed Futures Strategy Fund

Gateway Fund

Loomis Sayles Global Equity and Income Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Alpha Fund

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2050 Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Value Opportunity Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Mid Cap Growth Fund

ASG Dynamic Allocation Fund

ASG Tactical U.S. Market Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Strategic Income Fund

Mirova Global Green Bond Fund

Natixis Oakmark International Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2055 Fund

Vaughan Nelson Select Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Small Cap Growth Fund

Natixis Seeyond International Minimum Volatility ETF

ASG Global Alternatives Fund

Gateway Equity Call Premium Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Value Fund

Mirova Global Sustainable Equity Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2060 Fund

Vaughan Nelson Small Cap Value Fund

Loomis Sayles Core Discipline Alpha Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Small Cap Value Fund

The following matter will be considered at the Meeting:

1.	To elect thirteen nominees to the Board of Trustees of each Trust.

The Board of Trustees recommends that you vote “FOR” the proposal.

If you wish to attend and vote at the Meeting, please bring this Notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or by Telephone using the Control Number and Security Code on the front of this Notice. The Telephone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

NAT_29185_NA_092817